Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-J

KEY PERFORMANCE FACTORS
November 30, 2000



        Expected B Maturity                                         9/15/04


        Blended Coupon                                              6.7914%


        Excess Protection Level
          3 Month Average   6.18%
          November, 2000   6.49%
          October, 2000   6.28%
          September, 2000   5.78%


        Cash Yield                                  19.74%


        Investor Charge Offs                         4.46%


        Base Rate                                    8.79%


        Over 30 Day Delinquency                      5.24%


        Seller's Interest                           11.84%


        Total Payment Rate                          13.77%


        Total Principal Balance                     $56,372,819,075.31


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $6,672,128,513.82